Vessels under construction	12 Months Ended
Dec. 31, 2016
Vessels under construction [Abstract]
Vessels under construction
Vessels under construction
Vessels under construction was $180.0 million and $288.3 million as of December 31, 2016 and 2015, respectively. These balances consist primarily of installments paid to shipyards on our newbuilding contracts.
A rollforward of activity within vessels under construction is as follows (in thousands):

Balance December 31, 2014	$866,844
Installment payments and other	875,970
Capitalized interest	11,886
Transferred to vessels	(1,001,808)
Transferred to assets held for sale	(464,610)
Balance December 31, 2015	$288,282
Installment payments and other	401,556
Capitalized interest	6,951
Transferred to vessels	(506,362)
Write off due to contract cancellation	(10,427)
Balance December 31, 2016	180,000

All vessels under construction serve as collateral for related loan facilities. The estimated cost of these six newbuildings is approximately $161.9 million of which we paid $143.2 million through December 31, 2016.
A summary of our vessels under construction as of December 31, 2016 is as follows:

Ultramax Vessels
	Vessel Name	Expected Delivery	DWT	Shipyard
1	Hull CX0655 - TBN SBI Samson	Q1-17	64,000	Chengxi Shipyard Co. Ltd.
2	Hull CX0656 - TBN SBI Phoenix	Q1-17	64,000	Chengxi Shipyard Co. Ltd.
	Ultramax NB DWT		128,000

Kamsarmax Vessels
	Vessel Name	Expected Delivery	DWT	Shipyard
1	Hull S1735A - TBN SBI Parapara	Q1-17	82,000	Hudong-Zhonghua (Group) Co., Ltd.
2	Hull S1736A - TBN SBI Mazurka	Q1-17	82,000	Hudong-Zhonghua (Group) Co., Ltd.
3	Hull S1232 - TBN SBI Swing	Q1-17	82,000	Hudong-Zhonghua (Group) Co., Ltd.
4	Hull S1233 - TBN SBI Jive	Q2-17	82,000	Hudong-Zhonghua (Group) Co., Ltd.
	Kamsarmax NB DWT		328,000
	Total Newbuild DWT		456,000